Exhibit 10.1

MONTBLEU LEASE AMENDMENT NO. 3

THIS MONTBLEU LEASE AMENDMENT NO. 3 is made effective this 10th day of May, 2010 (the “Effective Date”), by and between the Edgewood Companies, a Nevada corporation formerly known as Park Cattle Co., (“Park”), as Landlord, and Columbia Properties Tahoe, LLC, a Nevada limited liability company (“CPT”). Park, as Landlord, and CPT, as Tenant, are sometimes referred to individually as a “Party” and collectively as the “Parties.” Terms not otherwise defined herein shall have the meanings ascribed to them in the Original Lease (defined below).

WITNESSETH

WHEREAS, Park, as Landlord, and Desert Palace, Inc., as Tenant entered into that certain Amended and Restated Net Lease Agreement dated January 1, 2000 (the “Original Lease”), involving the Douglas County, Nevada real property described in the Original Lease.

WHEREAS, Desert Palace, Inc. assigned all of its right, title, benefits, privileges, estate and interest in, to and under the Original Lease to CPT pursuant to an Assignment and Assumption of Lease dated June 10, 2005.

WHEREAS, Park and CPT entered into that certain MontBleu Lease Amendment effective April 2, 2008 (such amendment, before giving effect to this Amended and Restated amendment, the “Original Amendment”).

WHEREAS, Park and CPT entered into that certain MontBleu Lease Amendment No. 2 (the “Amended and Restated Amendment”) effective June 12, 2009.

WHEREAS, Park and CPT have agreed to make certain modifications to the Amended and Restated Amendment.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, effective on the Effective Date, the Parties hereto agree to amend the Amended and Restated Amendment as follows:

I.              The Parties agree that the terms and conditions set forth in the Original Lease, as amended by the Amended and Restated Amendment and this MontBleu Lease Amendment No. 3 (collectively, the “Lease”) are all of the terms and conditions for the lease of the Premises by Landlord to Tenant.

II.            Section 2.10 of the Amended and Restated Amendment is hereby amended and restated in its entirety to read as follows:

Section 2.10 Effective for the lease year 2009 and for every lease year thereafter, for purposes of this Lease, the term “Gross Revenues”

1

means all amounts received whether by cash or credit, from the operation of all of the facilities and businesses on the Premises and the Enterprise now known as MontBleu and as currently reflected on the “CP Tahoe, LP - MontBleu Income Statement” (the “Income Statement”) under the heading “Total Gross Revenue.” The line items listed and amounts included in Total Gross Revenue on the Income Statement constitute all revenues generated in 2009 from the operation of all of the facilities and businesses on the Premises of MontBleu. The amounts include, but are not limited to, revenues generated from the operation of hotel rooms, bars, restaurants, concessions, gaming, and other revenues and shall be measured by Lease Year. Any future revenue sources or new revenues generated from the operation of the facilities and the businesses on the Premises shall in future lease years be consistently reflected on the Income Statement as a line item and included in Total Gross Revenue. A true, complete and accurate copy of the Income Statement for the 2009 lease year, reflecting Total Gross Revenue in the amount of $48,194,664, is attached hereto as Exhibit A.

(a)                   Total Gross Revenue as reported on the Income Statement includes exclusions for “Contra Slot Revenues.” Contra Slot Revenues are allowed exclusions from Gross Revenue and consist of (i) “Contra—Participation,” which consists of amounts paid by MontBleu to (x) operators of statewide slot machine progressive systems, and that represent MontBleu’s portion of the progressive award, and (y) manufacturers or distributors of slot machines with which MontBleu has entered into revenue sharing agreements and only in cases where MontBleu is not able to purchase the slot machines outright on commercially reasonable terms; (ii) “Contra—Progressive,” which represents the jackpot amounts that MontBleu must reserve on its balance sheet for future, potential slot machine progressive jackpot payouts; and (iii) “Contra—Free Play,” which represents promotional, electronic credits that are given to customers. The amounts for these three Contra Slot Revenues for the 2009 Lease Year are $1,493,874, $16,287, and $2,524,456, respectively, as shown on Exhibit A.

(b)                  Gross Revenues shall also expressly exclude: (i) proceeds from the sale, exchange or voluntary or involuntary disposition of Owner’s property which had not been held for sale, (ii) such amounts as may be received and held by Owner as security or in other special deposits, (iii) applicable excise, sales, occupancy and use taxes, or similar government taxes, duties, levies or charges collected directly from patrons or guests, or as a part of the sales price of any goods, services, or displays, including gross receipts, admission, cabaret, or similar or

2

equivalent taxes; (iv) receipts from awards or sales in connection with any condemnation, from other transfers in lieu of and under the threat of any condemnation; (v) proceeds of any insurance, including the proceeds of any business interruption and/or contingent business interruption insurance; (vi) discounts (including rebates, credits or charge or credit card commissions); (vii) gratuities and service charges collected for payment to employees; (viii) any credits or refunds made to customers, guests or patrons; (ix) interest income, and (x) any reserve for and/or uncollectible debts as determined in accordance with generally accepted accounting principles consistently applied.

For illustration purposes, attached hereto as Exhibit B is the format of the statement required under Section 2.6 of Gross Revenues for the lease year 2009, together with an accounting of the percentage rent to which the Landlord is entitled to for the lease year 2009.

Ill.            Except as expressly modified herein, the Original Lease and Amended and Restated Amendment shall remain in full force and effect and the Parties shall be bound by all of the terms and conditions thereof and hereof.

IV.           This MontBleu Lease Amendment No. 3 may be entered into in more than one counterpart, each of which shall be deemed an original when executed, and which together shall constitute but one and the same MontBleu Lease Amendment No. 3. Each Party may rely on facsimile and PDF signature pages as if such facsimile and PDF pages were originals.

Landlord and Tenant have duly executed this MontBleu Lease Amendment No. 3 as of the Effective Date.

LANDLORD:		TENANT:

Edgewood Companies, a Nevada corporation		Columbia Properties Tahoe, LLC, a
Nevada limited liability company

By:	/s/ Steve Johnson	By	/s/ Lance J Millage
Name:	Steve Johnson	Name:	Lance J Millage
Its:	Chairman	Its:	SVP Finance and Treasurer

3

EXHIBIT A

COPY OF MONTBLEU COMPANY LEVEL INTERNALLY
PREPARED PROFIT AND LOSS STATEMENT FOR THE
2009 LEASE YEAR

See attached

4

085 CP Tahoe, LP - Montbleu	Unaudited
Income Statement
As of Thursday, December 31, 2009

Month-To-Date							Year-To-Date
December-2009	% of Rev	December-2008	% of Rev	2009/2008 Variance	Var %		December-2009	% of Rev	December-2008	% of Rev	2009/2008 Variance	Var %

						Gross Operating Revenue
599,363	18.8	595,961	13.7	103,401	17.4	Win-$.01	10,772,222	22.4	9,179,911	16.2	1,592,311	17.3
162,204	4.4	234,244	5.4	(72,040)	(30.8)	Win-$.05	3,008,918	6.2	3,498,804	6.2	(489,886)	(14.0)
196,097	5.3	209,271	4.8	(13,174)	(6.3)	Win-$.25	2,723,395	5.7	3,190,902	5.6	(467,507)	(14.7)
—	—	12,251	0.3	(12,251)	(100.0)	Win-$.50	20,292	0.0	206,627	0.4	(186,335)	(90.2)
169,126	4.5	233,440	5.4	(64,313)	(27.6)	Win-$1	2,067,237	4.3	1,949,507	3.4	117,730	6.0
62,894	1.7	67,799	1.6	(4,905)	(7.2)	Win-$5	563,073	1.2	660,884	1.2	(97,811)	14.8
325	0.0	5,025	0.1	(5,700)	(94.6)	Win-$25	(1,428)	0.0	283,572	0.5	(285,000)	(100.5)
—	—	2,900	0.1	(2,900)	(100.0)	Win-$100	36,000	0.1	17,100	0.0	18,900	110.5
116,271	3.1	179,459	4.1	(63,18? )	(35.2)	Free Play Revenue	2,524,456	5.2	3,351,265	5.9	(826,809)	(24.7)
—	—	—	—	—	—	Slot Revenue-Other	—	—	62,250	0.1	(62,150)	(100.0)
1,406,280	37.8	1,541,350	35.5	(135,070)	(8.8)	Gross Slot Revenue	21,714,165	45.1	22,400,822	39.4	[ILLEGIBLE]	(3.1)

(96,415)	(2.6)	(105,592)	(2.4)	9,177	8.7	Contra-Participation	(1,493,874)	(3.1)	(1,579,736)	(2.8)	85,862	5.4
(228)	0.0	1,356	0.0	(1,585)	(116.8)	Contra-Progressive	(16,287)	0.0	(18,600)	0.0	2,312	12.4
(116,271)	(3.1)	(179,459)	(4.1)	63,188	35.2	Contra-Free Play	(2,524,455)	(5.2)	(3,351,265)	(5.9)	826,809	24.7
(212,914)	(5.7)	(283,695)	(6.5)	70,750	24.9	Contra Slot Revenue	(4,0?4,617)	(8.4)	(4,9?9,601)	(8.7)	914,983	18.5

1,193,366	32.1	1,257,656	29.0	(64,290)	(5.1)	Slot Revenue	17,679,548	36.7	[ILLEGIBLE]	30.7	228,326	1.?

231,824	6.2	229,928	5.3	1,896	0.8	Win-Blackjack	3,040,076	6.3	3,809,907	6.7	(769,831)	(20.2)
50,557	1.4	50,325	1.2	232	0.5	Win-Craps	1,187,364	2.5	1,525,78?	2.7	(338,424)	(22.2)
55,232	1.5	51,633	1.2	3,599	7.0	Win-Roulette	861,332	1.8	957,210	1.7	(95,878)	(10.0)
8,376	0.2	5,964	0.1	2,412	40.4	Win-Let it Ride	96,025	0.2	153,559	0.3	(57,534)	(37.5)
—	—	6,383	0.1	(6,383)	(100.0)	win-Mini Baccarat	22,347	0.0	194,412	0.3	(172,066)	(88.5)
28,424	0.8	31,671	0.7	(3,247)	(10.3)	Win-3 Card Poker	351,573	0.7	425,532	0.7	(73,959)	(17.4)
20,355	0.5	19,249	0.4	1,106	5.7	Win-Paigow Poker	202,183	0.4	234,865	0.4	(32,682)	(13.9)
16,906	0.5	12,213	0.3	4,693	38.4	Win-Other Table Games	149,588	0.3	210,010	0.4	(60,422)	(28.8)
5,125	0.1	2,490	0.1	2,635	105.8	Contra-Promotional	60,600	0.1	5,310	0.0	55,290	1,041.2
—	—	—	—	—	—	Table Revenue-Other	2,950	0.0	—	—	2,950	—
416,799	11.2	409,?56	9.4	6,943	1.7	Table Games Revenue	5,974,038	12.4	7,516,593	13.2	(1,542,555)	(20.5)

17,964	0.5	23,272	0.5	(5,308)	(22.8)	Win-Poker	246,228	0.5	356,098	0.6	(109,870)	(30.9)
4,802	0.1	2,482	0.1	2,320	93.5	Win-Tournament	88,641	0.2	109,169	0.2	(20,528)	(18.8)
—	—	—	—	—	—	Poker Revenue-Other	1,392	0.0	—	—	1,392	—
22,766	0.6	25,754	0.6	[ILLEGIBLE]	(11.6)	Poker Revenue	336,261	0.7	465,267	0.8	(129,005)	(27.7)
1,632,931	43.9%	1,693,266	39.0%	(60,3?3)	(3.6)%	Gaming Revenue	23,989,846	49.8%	25,433,0?0	44.8%	(1,443,234)	(5.7)%

746,784	20.1	958,360	22.1	(211,576)	(22.1)	Room Revenue-Cash	8,141,106	16.9	11,564,187	20.4	(3,423,081)	(29.6)
120,523	3.2	116,083	2.7	4,540	3.9	Hotel Revenue-Comp	2,074,213	4.3	2,011,549	3.5	62,664	3.1
40,251	1.1	79,166	1.8	(38,914)	(49.2)	Other Hotel Revenue	641,960	1.3	1,138,070	2.0	(496,110)	(43.6)
907,658	24.4%	1,153,609	26.6%	(245,951)	(21.? )%	Hotel Revenue	10,857,279	22.5%	14,713,806	25.9%	(3,856,527)	(26.2)%

085 CP Tahoe, LP - Montbleu	Unaudited
Income Statement
As of Thursday, December 31, 2009

Month-To-Date							Year-To-Date
December-2009	% of Rev	December-2008	% of Rev	2009/2008 Variance	Var %		December-2009	% of Rev	December-2008	% of Rev	2009/2008 Variance	Var %
364,314	9.8	464,693	10.7	(100,379)	(21.6)	Food Rev-Cash	4,357,992	9.0	5,990,008	10.5	(1,632,016)	(27.2)
—	—	—	—	—	—	Food Rev-Allowance	(150)	0.0	—	—	(150)	—
104,776	2.8	107,563	2.5	(2,787)	(2.6)	Food Rev-Comp	1,461,705	3.0	1,610,044	2.8	(148,339)	(9.2)
469,090	12.6	572,256	13.2	(103,166)	(18.0)	Food Revenue	5,?19,547	12.1	7,600,052	13.4	(1,780,505)	(23.4)

319,123	8.6	372,605	8.6	(53,482)	(14.4)	Beverage Rev-Cash	3,292,747	6.8	3,606,066	6.4	(313.319)	(8.7)
93,554	2.5	150,403	3.5	(56,849)	(37.8)	Beverage Rev-Comp	1,503,537	3.?	1,782,565	3.1	(279,028)	(15.7)
412,677	11.1	523,00?	12.1	(110,331)	(21.1)	Beverage Revenue	4,796,284	10.0	5,388,631	9.5	(592,347)	(11.0)

1,500	0.0	2,700	0.1	(1,200)	(44.4)	Public Room Rental	71,851	0.1	128,499	0.2	(56,649)	(44.1)
2,306	0.1	3,409	0.1	(1,103)	(32.3)	Service Charges	24,601	0.1	46,876	0.1	(22,275)	(47.5)
155,685	4.2	126,205	2.9	29,480	23.4	Admission	570,231	1.2	390,200	0.7	180,031	46.1
11,865	0.3	37,758	0.9	(25,893)	(68.6)	F&B Rev-Other	137,?56	0.3	[ILLEGIBLE]	0.6	(204,439)	(59.8)
171,356	4.6	170,072	3.9	1,284	0.?	Other F&B Revenue	503,939	1.7	907,270	1.6	(103,331)	(11.4)

1,053,123	28.3%	[ILLEGIBLE]	29.2%	(21?,213)	(16.? )%	Food and Beverage Revenue	11,419,770	23.7%	13,895,953	24.5%	(2,476,183)	(17.8)%

38,407	1.0	62,136	1.4	(23,729)	(38.2)	Retail Rev-Cash	592,111	1.2	728,232	1.3	(136,122)	(18.7)
24,103	0.6	27,920	0.6	(3,817)	(13.7)	Retail Revenue-Comp	363,054	0.8	293,596	0.5	69,458	23.7
5,000	[ILLEGIBLE]	5,769	0.1	(769)	(13.3)	Retail Rev-Rental	[ILLEGIBLE]	0.1	72,243	0.1	(3,575)	(4.9)
67,510	1.8%	95,824	2.2%	(28,315)	(29.5)%	Retail Revenue	1,023,832	2.1%	1,094,071	1.9%	(70,238)	(6.4)%
10,532	0.3	81,521	1.9	(70,9? )	(87.1)	Entertainment Revenue-Cash	153,290	0.3	870,155	1.5	(716,8?6)	(82.4)
—	—	4,248	0.1	(4,24? )	(100.0)	Entertainment Rev- Camp	35,555	0.1	12,822	0.0	22,733	177.3
10,532	0.3%	85,76?	2.0%	(75,236)	(87.7)%	Entertainment Revenue	188,845	0.4%	882,977	1.6%	(694,133)	(78.6)%

7,218	0.2	—	—	7,218	—	Wedding Chapel Rev	27,298	0.1	—	—	27,298	—
7,218	0.2	—	—	7,218	—	Other Operating Rev-Cash	27,298	0.1	—	—	27,298	—

7,741	0.2	8,429	0.2	(6?8)	(8.2)	Vending	109,725	0.2	119,999	0.2	(10,274)	[ILLEGIBLE]
18,422	0.5	17,449	0.4	973	5.6	Commission	311,118	0.6	354,007	0.6	(42,889)	(12.1)
—	—	—	—	—	—	Cash Discounts	379	0.0	—	—	379	—
11,683	0.3	18,833	0.4	(7,150)	(38.0)	Rental	256,283	0.5	214,806	0.4	41,478)	19.3
76	0.0	94	0.0	(18)	(18.9)	Currency Exchange	1,858	0.0	2,76?	0.0	(907)	(32.8)
1,985	0.1	515	0.0	1,470	285.6	Other	8,430	0.0	74,141	0.1	(65,712)	[ILLEGIBLE]
39,907	1.1	45,319	1.0	(5,413)	(11.9)	Miscellaneous Income	6?7,793	1.4	765,71?	1.3	(77,?25)	(10.2)

47,125	1.3%	45,3?9	1.0%	1,?05	4.0%	Other Operating Revenue	715,09?	1.5%	765,718	1.3	(50,627)	(6.6)%

3,71?,879	100.0%	4,339,123	100.0%	(620,243)	(14.3)%	Total Gross Revenue	[ILLEGIBLE]	100.0%	56,7?5,606	100.0%	(8,590,942)	(15.1)%
119,027	3.2	97,640	2.3	21,3?6	21.9	Comp Expense-Room	1,993,497	4.1	1,773,647	3.1	219,?50	12.4
105,004	2.?	105,788	2.4	(784)	(0.7)	Comp Expense-Food	1,417,596	2.9	1,61?,089	2.8	(197,493)	(12.2)
93,414	2.5	150,403	3.5	(56,989)	(37.9)	Comp Expense-Beverage	1,509,976	3.1	1,762,998	3.1	(253,022)	(14.4)
23,667	0.6	27,845	0.6	(4,17? )	(15.0)	Comp Expense-[ILLEGIBLE]	361,342	0.7	290,61?	0.5	70,724	24.3
18,096	0.5	22,781	0.5	(4,6?5)	(20.6)	Comp Expense-Other	170,572	0.4	437,76?	0.8	(267,194)	(61.0)

085 CP Tahoe, LP - Montbleu	Unaudited
Income Statement
As of Thursday, December 31, 2009

Month-To-Date							Year-To-Date
December-2009	% of Rev	December-2008	% of Rev	2009/2008 Variance	Var %		December-2009	% of Rev	December-2008	% of Rev	2009/2008 Variance	Var %
359,20?	9.7	404,457	9.3	(45,249)	(11.2)	Complimentary Expense	5,452,982	11.3	5,880,118	10.4	(427,135)	(7.3)

46,109	1.2	105,839	2.4	(59,730)	(56.4)	Promotional-Redmptn Cash	574,240	1.2	641,230	1.1	(66,990)	(10.4)
(3,952)	(0.1)	36,921	0.9	(40,873)	(110.7)	Promotional-Redmptn Accrual	(76,617)	(0.2)	(29,277)	(0.1)	(47,340)	(161.7)
—	—	—	—	—	—	Promotional-Cash Incentive	—	—	231,160	0.4	(231,160)	(100.0)
—	—	—	—	—	—	Promotional-Bus	—	—	(370)	0.0	370	100.0
42,157	1.1	142,760	3.3	(100,603)	(70.5)	Promotional Allowances	497,623	1.0	342,743	1.5	(345,120)	(41.0)

(401,?65)	(10.8)%	(547,217)	(12.6)%	145,852	26.7%	Less Promotional Allowances	(5,950,605)	(12.3)%	(6,722,860)	(11.8)%	772,255	11.5%

3,317,514	89.2%	3,791,905	87.4%	(474,391)	(12.5)%	Total Net Revenue	42,244,058	87.7%	50,062,745	88.2%	(7,818,687)	(15.6)%

147,256	4.0	240,450	5.5	(93,195)	(38.8)	Cost Of Sales-Food	2,084,620	4.3	2,850,808	5.0	(766,188)	(26.9)
138,916	3.7	180,795	4.2	(41,880)	(23.2)	Cost Of Sales-Beverage	1,275,807	2.6	1,458,390	2.6	(182,532)	(12.5)
42,873	1.2	89,930	2.1	(47,058)	(52.3)	Cost Of Sales-Retail	586,546	1.2	602,196	1.1	(15,650)	(2.6)
6,038	0.2	8,753	0.2	(2,715)	(31.0)	Cost Of Sales-Telephone	85,726	0.2	78,912	0.1	6,814	8.6
1,693	0.0	13,736	0.3	(12,043)	(87.7)	Cost Of Sales-Other	41,627	0.1	63,220	0.1	(21,592)	(34.2)
336,775	9.1%	533,665	12.3%	(196,890)	(36.9)%	Cost Of Sales	[ILLEGIBLE]	8.5%	5,053,526	8.9%	(979,199)	(19.4)%

2,980,739	80.2%	3,258,240	75.1%	(277,501)	(8.5)%	Gross Profit	38,169,731	79.2%	45,009,219	79.3%	(6,839,4?8)	(15.2)%

234,373	6.3	772,274	17.8	(537,?02)	(69.7)	Payroll Expense-Salaries	3,568,317	7.4	9,504,336	16.7	(5,936,020)	(62.5)
712,412	19.2	379,908	8.8	332,503	87.5	Payroll Expense-Wages	?,917,241	18.5	4,374,866	7.7	4,542,376	[ILLEGIBLE]
11,126	0.3	—	—	11,126	—	Payroll Expense-Overtime	235,785	0.5	—	—	235,785	—
35,158	0.9	46,798	11	(11,640)	(24.9)	Payroll Expense-Holiday	362,671	0.8	345,917	0.6	16,754	4.8
6,565	0.2	6,824	0.2	(259)	(3.8)	Payroll Expense-Incentive	96,899	0.2	134,745	0.2	[ILLEGIBLE]	(28.1)
—	—	—	—	—	—	Payroll Expense-Jury Duty	420	0.0	625	0.0	(205)	(32.7)
15,270	0.4	28,711	0.7	(13,441)	(46.8)	Payroll Expense-Severance	130,809	0.3	30,288	0.1	100,521	331.9
1,014,902	27.3	1,234,515	28.5	(219,613)	(17.8)	Payroll Expense	13,312,143	27.6	14,390,777	25.3	(1,078,634)	(7.5)

409,628	11.0	101,583	2.3	308,045	308.2	Benefit Expense	3,962,468	[ILLEGIBLE]	2,210,490	3.9	1,751,978	79.3
100,888	2.7	167,273	3.9	(66,390)	(39.7)	Payroll Taxes	1,756,224	[ILLEGIBLE]	1,918,879	3.4	(162,655)	[ILLEGIBLE]
510,516	13.7	268,8?1	6.2	241,655	89.9	Payroll Benefits & Taxes	5,71?,692	11.9	4,129,369	7.3	1,589,323	38.5

1,525,418	41.0%	1,503,376	34.6%	22,042	1.5%	Payroll and Related	19,030,835	39.5%	18,520,146	32.6%	510,689	2.8%

140,060	3.8	163,979	3.8	(23,918)	(14.6)	Taxes and Licenses	1,690,003	3.5	1,758,527	3.1	(68,524)	(3.9)
116,423	3.1	113,347	2.6	3,076	2.7	Gaming Taxes	1,654,420	3.4	1,762,408	3.1	(107,988)	(6.1)
256,483	6.9	277,326	6.4	(20,842)	(7.5)	Taxes and Licenses	3,344,423	6.9	3,520,935	6.2	(176,512)	(5.0)

108,082	2.9	115,010	2.7	(5,928)	(6.0)	Supplies-General	1,146,073	2.4	1,195,152	2.1	(49,079)	(4.1)
14,261	0.4	5,176	0.1	9,084	175.5	Supplies-Gaming	89,735	0.2	96,432	0.2	(6,697)	(6.9)
21,942	0.6	22,929	0.5	(985)	(4.3)	Supplies-Food and Beverage	310,853	0.6	407,703	0.7	(96,850)	(23.8)
144,285	3.9	143,115	3.3	1,170	0.8	Supplies	1,546,662	3.2	1,699,287	0.3	(152,625)	(9.0)

085 CP Tahoe, LP - Montbleu Income Statement As of Thursday, December 31, 2009	Unaudited

Month-To-Date							Year-To-Date
December-2009	% of Rev	December-2008	% of Rev	2009/2008 Variance	Var %		December-2009	% of Rev	December-2008	% of Rev	2009/2008 Variance	Var %

113,335	3.0	253,954	5.9	(140,619)	(55.4)	Repairs and Maintenance	647,798	1.3	917,091	1.6	(269,293)	(29.4)
15,357	0.4	35,236	0.8	(19,880)	(56.4)	Maintenance Contracts	196,896	0.4	193,845	0.3	3,051	1.6
128,692	3.5	289,191	6.7	(160,499)	(55.5)	Repairs and Maintenance	844,694	1.8	1,110,936	2.0	(266,242)	(24.0)

68,630	1.8	47,050	1.1	21,580	45.9	Equipment Rental	624,494	1.3	441,267	0.8	183,227	41.5
336,983	9.1	495,495	11.4	(158,511)	(32.0)	Rent	4,652,295	9.7	5,945,961	10.5	(1,293,666)	(21.8)
405,613	10.9	542,545	12.5	(136,931)	(25.2)	Equipment & Iand Rental	5,276,790	10.9	6,387,229	11.2	(1,110,439)	(17.4)

(15,827)	(0.4)	73,638	1.7	(89,466)	(121.5)	Outside Services	400,974	0.8	631,300	1.1	(230,326)	(36.5)
2,852	0.1	140,725	3.2	(137,873)	(98.0)	Entertainers Fees	350,297	0.7	1,159,870	2.0	(809,573)	(69.8)
(12,976)	(0.3)	214,363	4.9	(227,339)	(106.1)	Outside Services	751,271	1.6	1,791,170	3.2	(1,089,900)	(58.1)

59,620	1.6	146,928	3.4	(87,309)	(59.4)	Advertising-Media	1,051,931	2.2	1,726,166	3.0	(674,235)	(39.1)
59,620	1.6	146,928	3.4	(87,309)	(59.4)	Advertising	1,051,931	2.2	1,726,166	3.0	(674,235)	(39.1)

38,683	1.0	49,335	1.1	(10,652)	(21.6)	Special Events	281,706	0.6	406,756	0.7	(125,050)	(30.7)
1,906	0.1	5,697	0.1	(3,791)	(66.5)	Promotional Expense	14,493	0.0	62,701	0.1	(48,208)	(76.9)
12,310	0.3	7,030	0.2	5,280	75.1	Promotional Expense-Gaming	98,257	0.2	96,291	0.2	1,966	2.0
52,899	1.4	62,063	1.4	(9,163)	(14.8)	Promotional	394,456	0.8	565,748	1.0	(171,291)	(30.3)

16,794	0.5	(8,734)	(0.2)	25,523	292.3	Utilities-Disposal	234,932	0.5	196,406	0.3	33,526	19.6
196,887	5.3	307,774	7.1	(110,837)	(36.0)	Utilities-Gas & Electric	2,184,565	4.5	2,811,338	5.0	(626,773)	(22.3)
19,567	0.5	(9,008)	(0.2)	28,575	317.2	Utilities-Water & Sanitation	199,319	0.4	134,671	0.2	64,648	48.0
233,248	6.3	290,031	6.7	(56,734)	(19.6)	Utilities	2,618,815	5.4	3,142,415	5.5	(523,599)	(16.7)

42,547	1.1?	?0,663	1.9	(38,117)	(47.3)	Insurance	491,097	1.0	272,896	0.5	218,201	80.0
(642,907)	(17.3)	91,725	2.1	(734,632)	(800.9)	Insurance-Gnrl Liab/Wrk [ILLEGIBLE]	(162,907)	(0.3)	546,901	1.0	(709,808)	(129.8)
(600,360)	(16.1)	172,389	4.0	(772,749)	(443.3)	Insurance	328,190	0.7	819,797	1.4	(491,607)	(60.0)

400	0.0	—	—	400	—	Employee Relation-[ILLEGIBLE]	84,639	0.2	2,517	0.0	82,122	3,262.5
2,076	0.1	—	—	2,076	—	Employee Relation-Goodwill	14,043	0.0	34,879	0.1	(20,836)	(59.7)
2,476	0.1	—	—	2,476	—	Employee Relation	98,682	0.2	37,396	0.1	61,236	163.9

24,935	0.7	37,334	0.9	(12,399)	(33.2)	Commissions	366,163	0.8	512,521	0.9	(146,358)	(28.6)
—	—	—	—	—	—	Contribution/Sponsorships	—	—	2,100	0.0	(2,100)	(100.0)
5,646	0.2	8,480	0.2	(2,834)	(33.4)	Communication Expense	54,912	0.1	65,951	0.1	(11,040)	(16.7)
4,112	0.1	3,233	0.1	879	27.2	Travel and Entertainment	50,079	0.1	57,137	0.1	(7,058)	(12.4)
1,292	0.0	[ILLEGIBLE]	0.1	(2,524)	(66.2)	Uniforms and Laundry Expense	43,580	0.1	93,624	0.2	(50,044)	(53.5)
52,657	2.4	44,767	1.0	7,890	17.6	Other Expenses	311,124	0.6	858,485	1.5	(547,361)	(63.8)
88,642	2.4	97,630	2.2	(8,988)	(9.2)	Other Operating Expenses	825,857	1.7	1,589,818	2.8	(763,960)	(48.1)

758,621	20.4%	2,235,530	51.5%	(1,476,959)	(66.1)%	Total Operating Expense	17,081,770	35.4%	22,390,896	39.4%	(5,309,125)	(23.7)%

085 CP Tahoe, LP - Montbleu	Unaudited
Income Statement
As of Thursday, December 31, 2009

Month-To-Date							Year-To-Date
December-2009	% of Rev	December-2008	% of Rev	2009/2008 Variance	Var %		December-2009	% of Rev	December-2008	% of Rev	2009/2008 Variance	Var %
696,700	18.7%	(480,716)	(11.1)%	1,177,416	244.9%	EBITDA	2,057,126	4.3%	4,098,178	7.2%	(2,041,052)	(49.8)%

402,431	10.8%	675,739	15.6%	(273,308)	(40.4)%	Depreciation and Amortization	4,802,408	10.0%	5,806,497	10.2%	(1,004,090)	(17.3)%

294,269	7.9%	(1,156,455)	(26.7)%	1,450,724	125.4%	Operating Income (loss)	(2,745,282)	(5.7)%	[ILLEGIBLE]	(3.0)%	(1,036,962)	(60.7)%

—	—	—	—	—	—	Other Income	—	—	9,750	0.0	(9,750)	(100.0)
—	—	462	0.0	(462)	(100.0)	Interest Income	—	—	2,020	0.0	(2,020)	(100.0)
—	—	462	0.0%	(462)	(100.0)%	Total Non-Operating revenue	—	—	11,770	0.0%	(11,770)	(100.0)%

—	—	22,788,723	640.4	(27,788,723)	(100.0)	Write Down/Impairment	—	—	27,788,723	48.9	(27,788,723)	(100.0)
—	—	—	—	—	—	Interest Expense	126	0.0	—	—	126	—
4,334	0.1	—	—	4,334	—	Other Non-Operating Expense	65.000	0.1	26,000	0.0	39,000	150.0
(4,334)	(0.1)%	[ILLEGIBLE]	(640.4)%	[ILLEGIBLE]	100.0%	Total Non-Operating expanse	(65,126)	(0.1)%	(27,814,723)	(49.0)%	27,749,597	99.3%

287,601	7.7%	(23,969,538)	(667.6)%	29,257,139	101.0%	Net Income	(2,812,742)	(5.8)%	(29,536,095)	(52.0)%	[ILLEGIBLE]	90.5%

696,700	18.7%	(480,716)	(11.1)%	1,177,416	244.9%	EBITDA	2,057,126	4.3%	4,098,178	7.2%	(2,041,052)	(49.8)%

5

EXHIBIT B
STATEMENT OF GROSS REVENUES AND
PERCENTAGE RENT CALCULATION
LEASE YEAR 2009

Amounts reflected on CP Tahoe, LP - MontBleu Income Statement:

Total Gross Revenues as defined in Section 2.10	$48,194,664

Less:	Exclusions from Gross Revenues
	(i)	Proceeds from sale of property	(	)
	(ii)	Security Deposits	(	)
	(iii)	Taxes	(	)
	(iv)	Condemnations	(	)
	(v)	Insurance Proceeds	(	)
	(vi)	Credit Card Commissions	(	)
	(vii)	Contract Tips/Commissions	(	)
	(viii)	Credits/Refunds	(	)
	(ix)	Interest Income	(	)
	(x)	Reserve for Uncollectable Accounts	(	)

Gross Revenues for 2009 lease year subject to annual percentage rent calculation	$48,194,664

Gross Revenue threshold for each lease year pursuant to Section 2.4	(50,000,000)

Gross Revenues in excess of the $50,000,000 lease year annual threshold	0

Percentage Rent Factor	x	10%

Percentage Rent due for lease year 2009	$0